Exhibit 5.1
July 16, 2009
Western Gas Partners, LP
1201 Lake Robbins Drive
The Woodlands, Texas 77380
Ladies and Gentlemen:
     We have acted as counsel to Western Gas Partners, LP, a Delaware limited partnership (the “Partnership”), in connection with the registration, pursuant to a registration statement on Form S-3 (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), relating to the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus contained therein (the “Prospectus”), and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), of up to an aggregate of $1,250,000,000 of securities (the “Securities”) consisting of (a) common units (the “Units”) representing limited partnership interests in the Partnership, (b) the Partnership’s senior debt securities, as to which the Partnership’s subsidiary, Western Gas Partners Finance Corporation, a Delaware corporation (“Western Gas Finance”), may be co-issuer, in one or more series (the “Senior Debt Securities”), and the Partnership’s subordinated debt securities, as to which Western Gas Finance may be co-issuer, in one or more series (the “Subordinated Debt Securities” and, together with the Senior Debt Securities, the “Partnership Debt Securities”) and (c) guarantees (the “Guarantees”) of Partnership Debt Securities by the subsidiaries (the “Subsidiary Guarantors”) listed on Schedule I hereto and named in the Registration Statement (the Partnership Debt Securities, together with (if such Partnership Debt Securities have been guaranteed by Subsidiary Guarantors) the related Guarantees of such Subsidiary Guarantors, being referred to herein as the “Debt Securities") or any combination of the foregoing, each on the terms to be determined at the time of each offering. This opinion is being furnished at the request of the Partnership and in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.
     We have examined originals or certified copies of (i) a form of the Indenture for the Senior Debt Securities filed as Exhibit 4.9 to the Registration Statement to be entered into by the Partnership, Western Gas Finance, the Subsidiary Guarantors and a trustee to be named therein, the form and terms (including whether Western Gas Finance is co-issuer thereof and any Guarantees) of any series of Partnership Debt Securities issued under such Indenture to be established by and set forth in an officers’ certificate or supplemental indenture to such Indenture, (ii) a form of the Indenture for the Subordinated Debt Securities filed as Exhibit 4.10 to the Registration Statement to be entered into by the Partnership, Western Gas Finance, the

Western Gas Partners, LP
July 16, 2009

Subsidiary Guarantors and a trustee to be named therein (together with the trustee referred to in (i), each a “Trustee”) (the indentures in (i) and (ii) are each referred to herein as an “Indenture”), the form and terms (including whether Western Gas Finance is co-issuer thereof and any Guarantees) of any series of Partnership Debt Securities issued under such Indenture to be established by and set forth in an officers’ certificate or a supplemental indenture to such Indenture and (iii) such corporate, limited liability company or limited partnership records of the Partnership, Western Gas Finance, the Subsidiary Guarantors and other certificates and documents of officials of the Partnership, Western Gas Finance, the Subsidiary Guarantors, public officials and others as we have deemed appropriate for purposes of this letter. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all copies submitted to us as conformed and certified or reproduced copies. As to various questions of fact relevant to this letter, we have relied, without independent investigation, upon certificates of public officials and certificates of officers of the general partner of the Partnership, Western Gas Finance and the Subsidiary Guarantors, all of which we assume to be true, correct and complete.
     Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth hereinafter, we are of the opinion that:
     1. With respect to Securities constituting Units, when (i) the Partnership has taken all necessary action to authorize and approve the issuance of such Units, the terms of offering thereof and related matters and (ii) such Units have been issued and delivered, with certificates representing such Units having been duly executed, countersigned, registered and delivered or, if uncertificated, valid book-entry notations for the issuance thereof in uncertificated form having been duly made in the register of the Partnership, in accordance with the terms of the applicable definitive purchase, underwriting or similar agreement or, if such Units are issuable upon exchange or conversion of Securities constituting Debt Securities, the applicable Indenture therefor, against payment (or delivery) of the consideration therefor provided for therein, such Units (including any Units duly issued upon exchange or conversion of any Securities constituting Debt Securities that are exchangeable for or convertible into Units), will have been duly authorized in accordance with the Partnership’s agreement of limited partnership (the “Partnership Agreement”) and validly issued and will be fully paid (to the extent required under the Partnership Agreement) and non-assessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Revised Uniform Limited Partnership Act of the State of Delaware (the “Delaware LP Act”).
     2. With respect to Securities constituting Debt Securities (including, if Partnership Debt Securities are guaranteed by Guarantees, such Partnership Debt Securities and such Guarantees), when (i) the Partnership and, if the Debt Securities constitute Partnership Debt

Western Gas Partners, LP
July 16, 2009

Securities as to which Western Gas Finance is co-issuer, Western Gas Finance, and if the Debt Securities constitute Partnership Debt Securities guaranteed by Guarantees, the Subsidiary Guarantors (together with the Partnership and Western Gas Finance, the “Obligors”) have taken all necessary action to establish the form and terms of such Debt Securities and to authorize and approve the issuance of such Debt Securities, the terms of the offering thereof and related matters, (ii) the applicable Indenture in substantially the form filed as an exhibit to the Registration Statement and any supplemental indenture thereto relating to such Debt Securities have been duly authorized, executed and delivered by the parties thereto (including, if Debt Securities constitute Partnership Debt Securities as to which Western Gas Finance is co-issuer, Western Gas Finance, and if Debt Securities constitute Partnership Debt Securities guaranteed by Guarantees, the applicable Subsidiary Guarantors) with the terms of such Debt Securities (including whether Western Gas Finance is co-issuer thereof) and, if Debt Securities constitute Partnership Debt Securities guaranteed by Guarantees, such Guarantees having been set forth in such Indenture or a supplemental indenture or an officers’ certificate delivered pursuant thereto, (iii) the Trustee under the applicable Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), and (iv) such Debt Securities (including, if such Debt Securities constitute Partnership Debt Securities guaranteed by Guarantees, any notations of such Guarantees thereon) have been duly executed, authenticated, issued and delivered in accordance with the terms of the applicable Indenture and the applicable resolution of the Board of Directors of the general partner of the Partnership or duly authorized committee thereof (the “GP Board”) and, if such Debt Securities constitute Partnership Debt Securities as to which Western Gas Finance is co-issuer, the applicable resolution of the Board of Directors of Western Gas Finance or duly authorized committee thereof (the “Finance Board”) or supplemental indenture relating to such Debt Securities and the applicable definitive purchase, underwriting or similar agreement against payment (or delivery) of the consideration therefor provided for therein, such Debt Securities (including, if Partnership Debt Securities are guaranteed by Guarantees, such Partnership Debt Securities and such Guarantees) will have been duly authorized by all necessary corporate, limited liability company or limited partnership action on the part of the Partnership and, if such Debt Securities constitute Partnership Debt Securities as to which Western Gas Finance is co-issuer, Western Gas Finance and, if such Debt Securities constitute Partnership Debt Securities guaranteed by Guarantees, each of the applicable Subsidiary Guarantors and will be valid and binding obligations of each such Obligor, enforceable against such Obligor in accordance with their terms, and will be entitled to the benefits of the Indenture.
     The opinions and other matters in this letter are qualified in their entirety and subject to the following:
A.	We have assumed that, in the case of each offering and sale of Securities, (i) the Registration Statement, and any amendments thereto (including post-effective

Western Gas Partners, LP
July 16, 2009

amendments), will have become effective under the Act and, if such Securities constitute Debt Securities, the Indenture will have been qualified under the TIA and such effectiveness or qualification shall not have been terminated or rescinded; (ii) a Prospectus Supplement will have been prepared and filed with the Commission describing such Securities; (iii) such Securities will have been issued and sold in compliance with applicable United States federal and state securities Laws (hereinafter defined) and pursuant to and in the manner stated in the Registration Statement and the applicable Prospectus Supplement; (iv) unless such Securities constitute Units issuable upon exchange or conversion of Securities constituting Debt Securities, a definitive purchase, underwriting or similar agreement with respect to the issuance and sale of such Securities will have been duly authorized, executed and delivered by the Partnership and the other parties thereto; (v) at the time of the issuance of such Securities, the Partnership and, if such Securities constitute Debt Securities that constitute Partnership Debt Securities as to which Western Gas Finance is co-issuer, Western Gas Finance and, if such Securities constitute Debt Securities that constitute Partnership Debt Securities guaranteed by Guarantees, each of the other Obligors (a) will validly exist and be duly qualified and in good standing under the laws of its jurisdiction of incorporation, formation or organization and (b) will have the necessary corporate, limited liability company or limited partnership power and due authorization; (vi) the terms of such Securities and of their issuance and sale will have been established in conformity with and so as not to violate, or result in a default under or breach of, the certificate of limited partnership and the Partnership Agreement or other organizational documents of the Partnership and, if such Securities constitute Debt Securities that constitute Partnership Debt Securities as to which Western Gas Finance is co-issuer, Western Gas Finance and, if such Securities constitute Debt Securities that constitute Partnership Debt Securities guaranteed by Guarantees, each of the other Obligors and any applicable law or any agreement or instrument binding upon each such Obligor and so as to comply with any requirement or restriction imposed by any court or governmental or regulatory body having jurisdiction over each such Obligor and, if such Securities constitute Debt Securities, in conformity with the applicable Indenture and the applicable resolution of the GP Board and, if such Debt Securities constitute Partnership Debt Securities as to which Western Gas Finance is co-issuer, the applicable resolution of the Finance Board or supplemental indenture relating to such Debt Securities; (vii) if such Securities constitute Units, (a) sufficient Units will be authorized for issuance under the Partnership Agreement that have not otherwise been issued or reserved for issuance and (b) the consideration for the issuance and sale of such Units established by the GP

Western Gas Partners, LP
July 16, 2009

Board and provided for in the applicable definitive purchase, underwriting or similar agreement (or, if such Units are issuable upon exchange or conversion of Securities constituting Debt Securities, the applicable Indenture therefor) will not violate the terms of the Partnership Agreement or the Delaware LP Act; (viii) if such Securities constitute Units issuable upon exchange or conversion of Securities constituting Debt Securities, the action with respect to such Debt Securities referred to in paragraph 2 above will have been taken; (ix) if such Securities constitute Debt Securities that are exchangeable for or convertible into Securities constituting Units, the Partnership will have then taken all necessary action to authorize and approve the issuance of such Units upon exchange or conversion of such Debt Securities, the terms of such exchange or conversion and related matters and to reserve such Units for issuance upon such exchange or conversion; (x) if such Securities constitute Partnership Debt Securities guaranteed by Guarantees, the officers’ certificate or supplemental indenture to the related Indenture establishing any terms different from those in such Indenture shall not include any provision that is unenforceable against the applicable Subsidiary Guarantors; (xi) if such Securities constitute Partnership Debt Securities, the officers’ certificate or supplemental indenture to the related Indenture establishing any terms different from those in such Indenture shall not include any provision that is unenforceable against the Partnership or, if Western Gas Finance is co-issuer thereof, Western Gas Finance; and (xii) if such Securities constitute Debt Securities, the applicable Indenture will constitute the valid and binding obligation of each party thereto other than the Partnership and Western Gas Finance (and if such Debt Securities constitute Partnership Debt Securities guaranteed by Guarantees, each of the applicable Subsidiary Guarantors), enforceable against such party in accordance with its terms.

B.	The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally; (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law); and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

C.	We express no opinion as to the laws of any jurisdiction other than any published constitutions, treaties, laws, rules or regulations or judicial or administrative

Western Gas Partners, LP
July 16, 2009

decisions (“Laws”) of (i) the federal Laws of the United States, (ii) the Laws of the State of Texas, (iii) the General Corporation Law of the State of Delaware, (iv) the Limited Liability Company Act of the State of Delaware, (v) the Delaware LP Act and (vi) the Laws of the State of New York.

D.	This law firm is a registered limited liability partnership organized under the laws of the state of Texas.
     With respect to the Subsidiary Guarantor listed on Schedule II hereto, we have relied on the opinion of Holland & Hart LLP attached hereto as Exhibit A, special Wyoming counsel, as to the limited liability company or other power of such Subsidiary Guarantor. The description of the opinion provided by Holland & Hart LLP is qualified in its entirety by reference to the specific opinion, which is attached hereto as Exhibit A.
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Western Gas Partners, LP
July 16, 2009
Signature Page
     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Prospectus under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder. We also consent to your filing copies of this opinion as an exhibit to the Registration Statement.
Very truly yours,
/s/ Akin, Gump, Strauss, Hauer & Feld, L.L.P.
AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

Schedule I
Subsidiary Guarantors
Anadarko Gathering Company LLC
MIGC LLC
Pinnacle Gas Treating LLC
Western Gas Operating, LLC
WGR Operating, LP
Western Gas Wyoming, L.L.C.

Schedule II

Designation of
Subsidiary Guarantor	Special Counsel	Attached Opinion
Western Gas Wyoming, L.L.C.	Holland & Hart LLP	A

Exhibit A
(see attached)

[Holland & Hart LLP Letterhead]
July 16, 2009
Western Gas Partners, LP
Western Gas Wyoming, L.L.C.
1201 Lake Robins Drive
The Woodlands, Texas 77380
Ladies and Gentlemen:
     We have acted as special counsel to Western Gas Wyoming, L.L.C., a Wyoming limited liability company (the “Company”) and subsidiary of Western Gas Partners, LP, a Delaware limited partnership (the “Partnership”), in connection with the registration, pursuant to a registration statement on Form S-3 (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), relating to the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus contained therein (the “Prospectus”), and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), of up to an aggregate of $1,250,000,000 of securities (the “Securities”) consisting of (a) the Partnership’s common units (the “Units”) representing limited partnership interests in the Partnership, (b) the Partnership’s senior debt securities, as to which the Partnership’s subsidiary, Western Gas Partners Finance Corporation, a Delaware corporation (“Western Gas Finance”), may be co-issuer, in one or more series (the “Senior Debt Securities”), and the Partnership’s subordinated debt securities, as to which Western Gas Finance may be co-issuer, in one or more series (the “Subordinated Debt Securities” and, together with the Senior Debt Securities, the “Partnership Debt Securities”) and (c) guarantees (the “Guarantees”) of Partnership Debt Securities by the subsidiaries, including the Company (the “Subsidiary Guarantors”), listed on Schedule I hereto and named in the Registration Statement (the Partnership Debt Securities, together with (if such Partnership Debt Securities have been guaranteed by Subsidiary Guarantors) the related Guarantees of such Subsidiary Guarantors, being referred to herein as the “Debt Securities”) or any combination of the foregoing, each on the terms to be determined at the time of each offering. This opinion is being furnished at request of the Company and in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.
     We have examined copies of (i) a form of the Indenture for the Senior Debt Securities filed as Exhibit 4.9 to the Registration Statement to be entered into by the Partnership, Western Gas Finance, the Company, the other Subsidiary Guarantors and a trustee to be named therein, the form and terms (including whether Western Gas Finance is co-issuer thereof and any Guarantees) of any series of Partnership Debt Securities issued under such Indenture to be established by and set forth in an officers’ certificate or supplemental indenture to such

Western Gas Partners, LP
Western Gas Wyoming, L.L.C.
July 16, 2009
Page 2
Indenture, (ii) a form of the Indenture for the Subordinated Debt Securities filed as Exhibit 4.10 to the Registration Statement to be entered into by the Partnership, Western Gas Finance, the Company, the other Subsidiary Guarantors and a trustee to be named therein (together with the trustee referred to in (i), each a “Trustee”) (the indentures in (i) and (ii) are each referred to herein as an “Indenture”), the form and terms (including whether Western Gas Finance is co-issuer thereof and any Guarantees) of any series of Partnership Debt Securities issued under such Indenture to be established by and set forth in an officers’ certificate or a supplemental indenture to such Indenture and (iii) such limited liability company records of the Company and other certificates and documents of officials of the Company, public officials and others as we have deemed appropriate for purposes of this letter. Specifically, we have relied upon a Unanimous Written Consent of the Company (which is a part of a unanimous written consent for other of the Subsidiary Guarantors) dated June 15, 2009 by which the Company evidenced its formal action regarding the authorization of its Guarantee of the Partnership Debt Securities, including the statements and representations contained therein, all of which we assume to be true, correct and complete and in full force and effect on the date hereof. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all copies submitted to us as conformed and certified or reproduced copies. As to various questions of fact relevant to this letter, we have relied, without independent investigation, upon certificates of public officials and certificates of officers of the Company, all of which we assume to be true, correct and complete.
     Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth hereinafter, we are of the opinion that, with respect to Securities constituting Partnership Debt Securities guaranteed by Guarantees that include the Guarantee by the Company, when
     (i) the Partnership and the Company and the other Subsidiary Guarantors (together with the Partnership, the Company and Western Gas Finance, the “Obligors”) and, if the Debt Securities constitute Partnership Debt Securities as to which Western Gas Finance is co-issuer, Western Gas Finance have taken all necessary corporate, limited liability company or limited partnership action, as the case may be, to establish the form and terms of such Debt Securities and to authorize and approve the issuance of such Debt Securities, the terms of the offering thereof and related matters,
     (ii) the applicable Indenture in substantially the form filed as an exhibit to the Registration Statement and any supplemental indenture thereto relating to such Debt Securities have been duly authorized, executed and delivered by the parties thereto (including the Company and the other Subsidiary Guarantors and, if Debt Securities constitute Partnership Debt Securities as to which Western Gas Finance is co-issuer, Western Gas Finance) with the terms of such Debt Securities (including whether Western Gas Finance is co-issuer thereof) and such Guarantees having been set forth in such

Western Gas Partners, LP
Western Gas Wyoming, L.L.C.
July 16, 2009
Page 3
Indenture or a supplemental indenture or an officers’ certificate delivered pursuant thereto,
     (iii) the Trustee under the applicable Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), and
     (iv) such Debt Securities (including, if such Debt Securities constitute Partnership Debt Securities guaranteed by Guarantees, any notations of such Guarantees thereon) have been duly executed, authenticated, issued and delivered in accordance with the terms of the applicable Indenture and the applicable resolution of the governing body of the Partnership and, if such Debt Securities constitute Partnership Debt Securities as to which Western Gas Finance is co-issuer, Western Gas Finance or supplemental indenture relating to such Debt Securities and the applicable definitive purchase, underwriting or similar agreement, such Guarantee by the Company will have been duly authorized by all necessary limited liability company action on the part of the Company.
     The opinions and other matters in this letter are qualified in their entirety and subject to the following:
A.	We have assumed that, in the case of each offering and sale of Securities that constitute Debt Securities that constitute Partnership Debt Securities that are guaranteed by Guarantees that include the Company’s Guarantee, (i) the Registration Statement, and any amendments thereto (including post-effective amendments), will have become effective under the Act and the Indenture will have been qualified under the TIA and such effectiveness or qualification shall not have been terminated or rescinded; (ii) a Prospectus Supplement will have been prepared and filed with the Commission describing such Securities; (iii) such Securities will have been issued and sold in compliance with applicable United States federal and state securities Laws (hereinafter defined) and pursuant to and in the manner stated in the Registration Statement and the applicable Prospectus Supplement; (iv) unless such Securities constitute Units issuable upon exchange or conversion of Securities constituting Debt Securities, a definitive purchase, underwriting or similar agreement with respect to the issuance and sale of such Securities will have been duly authorized, executed and delivered by the Partnership and the other parties thereto; (v) at the time of the issuance of such Securities, the Company and the Partnership and, if such Securities constitute Debt Securities that constitute Partnership Debt Securities as to which Western Gas Finance is co-issuer, Western Gas Finance, and each of the other Obligors (a) will validly exist and be duly qualified and in good standing under the laws of its

Western Gas Partners, LP
Western Gas Wyoming, L.L.C.
July 16, 2009

jurisdiction of incorporation, formation or organization and (b) will have the necessary corporate, limited liability company or limited partnership power and due authority to execute and deliver each of the documents contemplated by the Registration Statement to which it is a party and to consummate the transactions thereunder; (vi) the terms of such Securities and of their issuance and sale will have been established in conformity with and so as not to violate, or result in a default under or breach of, the organizational documents of the Company and the Partnership and, if such Securities constitute Debt Securities that constitute Partnership Debt Securities as to which Western Gas Finance is co-issuer, Western Gas Finance and each of the other Obligors and any applicable law or any agreement or instrument binding upon each such Obligor and so as to comply with any requirement or restriction imposed by any court or governmental or regulatory body having jurisdiction over each such Obligor and in conformity with the applicable Indenture and the applicable resolution of the governing body of the Partnership and, if such Debt Securities constitute Partnership Debt Securities as to which Western Gas Finance is co-issuer, of Western Gas Finance or supplemental indenture relating to such Debt Securities; (vii) if such Securities constitute Units issuable upon exchange or conversion of Securities constitute Debt Securities, (a) sufficient Units will be authorized for issuance under the Partnership Agreement that have not otherwise been issued or reserved for issuance and (b) the consideration for the issuance and sale of such Units established by the governing body of the Partnership and provided for in the applicable Indenture therefor will not violate the terms of the organizational documents of the Partnership or the Laws of the State of Delaware; (viii) if such Securities constitute Debt Securities that are exchangeable for or convertible into Securities constituting Units, the Partnership will have then taken all necessary action to authorize and approve the issuance of such Units upon exchange or conversion of such Debt Securities, the terms of such exchange or conversion and related matters and to reserve such Units for issuance upon such exchange or conversion; (ix) the officers’ certificate or supplemental indenture to the related Indenture establishing any terms of the Partnership Debt Securities different from those in such Indenture shall not include any provision that is unenforceable against the Company or any other applicable Subsidiary Guarantors; (x) the officers’ certificate or supplemental indenture to the related Indenture establishing any terms of the Partnership Debt Securities different from those in such Indenture shall not include any provision that is unenforceable against the Partnership or, if Western Gas Finance is co-issuer thereof, Western Gas Finance; and (xi) the applicable Indenture will constitute the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms.

Western Gas Partners, LP
Western Gas Wyoming, L.L.C.
July 16, 2009
Page 5
B.	The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally; (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law); and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.
C.	We express no opinion as to the laws of any jurisdiction other than any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”) of the Laws of the State of Wyoming, and the Law covered by this opinion letter is limited to the present Laws of the State of Wyoming. We express no opinion as to the laws of any other jurisdiction and no opinion regarding the ordinances, administrative decisions, rules, regulations or requirements of any local authority or subdivision of the State of Wyoming.
D.	This law firm is a registered foreign limited liability partnership in the State of Wyoming.
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Western Gas Partners, LP
Western Gas Wyoming, L.L.C.
July 16, 2009
Page 6
     This opinion may be relied upon by Akin, Gump, Strauss, Hauer & Feld, L.L.P. in connection with the opinion it is delivering as an exhibit to the Registration Statement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Prospectus under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder, and nothing herein shall be construed to cause us to be considered “experts” within the meaning of Section 11 of the Act. We also consent to your filing copies of this opinion as an exhibit to the Registration Statement.
     This opinion has been prepared for your use in connection with the Registration Statement. This opinion may not be used or relied upon by you for any other purpose, nor may copies be delivered to any other person, without in each instance our prior written consent. This opinion letter is expressly limited to the matters set forth above, and we render no opinion, whether by implication or otherwise, as to any other matters. This opinion letter is provided as a legal opinion only and not as a guaranty or warranty of the matters discussed herein or as representations of fact.

Very truly yours, /s/ Holland & Hart LLP HOLLAND & HART LLP

Schedule I
Subsidiary Guarantors
Anadarko Gathering Company LLC
MIGC LLC
Pinnacle Gas Treating LLC
Western Gas Operating, LLC
WGR Operating, LP
Western Gas Wyoming, L.L.C.